SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2006

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware	1-9731	72-0925679
(State or other jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)
or organization)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in the Registrant’s Certifying Accountant.

On February 3, 2006, BDO Seidman, LLP (“BDO”) resigned as the Company’s independent registered public accounting firm. On that same date, the Audit Committee of the Company’s Board of Directors engaged Carlin, Charron & Rosen, LLP to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2005 and to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006.

The reports of BDO on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2004 and December 31, 2003, and through February 3, 2006, there were no (1) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDOs satisfaction, would have caused BDO to make reference thereto in its report on the financial statements for such years, or (2) reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B. A letter from BDO is attached hereto as Exhibit 16.1, indicating its agreement with the statements herein.

In deciding to select Carlin, Charron & Rosen, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Carlin, Charron & Rosen, LLP and concluded that Carlin, Charron & Rosen, LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2005.

During the two fiscal years ended December 31, 2004 and December 31, 2003, and through February 3, 2006, the Company did not consult with Carlin, Charron & Rosen, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits

    (d)        The following exhibits are filed with this report:

Exhibit Number	Description
16.1	Letter from BDO Seidman, LLP dated February 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 13th day of February 2006.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
By: /s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter from BDO Seidman, LLP dated February 13, 2006.